UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 21, 2003 (July 18, 2003)


                        MINE SAFETY APPLIANCES COMPANY
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            (Exact name of registrant as specified in its charter)


         Pennsylvania                   1-15579               25-0668780
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   (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)              File Number)         Identification No.)


                121 Gamma Drive
             RIDC Industrial Park
                O'Hara Township
           Pittsburgh, Pennsylvania                           15238
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   (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (412) 967-3000

Item 5.  Other Events.

         On July 21, 2003, Mine Safety Appliances Company issued a press release announcing that it has signed an Asset Purchase Agreement with BASF Corporation. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 to this Form 8-K and incorporated herein by reference. A copy of the press release with respect to the Asset Purchase Agreement is attached hereto as
Exhibit 99.1 to this Current Report and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

             Exhibit No.       Description

               2.1 Asset Purchase Agreement by and between Mine Safety Appliances Company and BASF Corporation, dated as of July 18, 2003

               99.1            Press Release, dated July 21, 2003

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MINE SAFETY APPLIANCES COMPANY


Date: July 21, 2003                     By: /s/ DENNIS L. ZEITLER
                                            ------------------------------
                                            Name:   Dennis L. Zeitler
                                            Title:  Vice President, Chief
                                                    Financial Officer
                                                    and Treasurer

                                 EXHIBIT INDEX

        Exhibit No.          Document

            2.1 Asset Purchase Agreement by and between Mine Safety Appliances Company and BASF Corporation, dated as of July 18, 2003

           99.1              Press Release, dated July 21, 2003